HARRIS BRETALL
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.



                        HARRIS BRETALL SULLIVAN & SMITH
                               GROWTH EQUITY FUND
--------------------------------------------------------------------------------

                                 ANNUAL REPORT








--------------------------------------------------------------------------------

                                   Year Ended
                                 March 31, 2001

                                 HARRIS BRETALL
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.


March 31, 2001

Dear Shareholders:

     While it has been a tough time to be an equity investor, it has been even rougher on growth stock investors, particularly if you believe as we do in the importance of having a meaningful position in technology.

     Much of this market turmoil was brought on by a largely unexpected downturn in the order flow for technology-based capital goods. As recently as last fall, this order picture was rising to record levels. When new equipment orders slowed, the effects were felt throughout the economy, both "New" and "Old". We believe that the slowdown in technology capital goods is largely related to an "over-build" of inventory, and that the inventory is now being worked through. We feel that while this process may take a few quarters, so by 2002 healthy demand for new equipment in this sector will have returned. The Fund's overweighting in technology sectors has been reflected in the Fund's performance over the most recent quarter, as the Fund lagged the Russell Growth Index primarily attributable to stock selection in the hardware and semiconductor industries. The Fund also had underweighting in consumer staples which also adversely affected performance during the period. However, the Fund performed more in-line with the Russell Growth over the last two quarters.

     History tells us that stock prices should lead this recovery by at least six months. With the help of the Federal Reserve Bank and other central banks around the world, and a large federal tax cut, we expect stock prices to end 2001 substantially above today's depressed levels. The average twelve month market appreciation after similar periods of Fed easing has been more than 24%. And because large-cap growth stocks have the brightest long-term earnings outlook, it is the area where we expect the greatest price appreciation to be.

     We invite you to review our outlook entitled Quarterly Comments: Who Let the Bears Out? found on our website at www.hbss.com for a more in-depth discussion of our view of the markets.

Sincerely,

/s/ JOHN J. SULLIVAN            /S/ GORDON J. CERESINO
--------------------            ----------------------
John J. Sullivan, CFA           Gordon J. Ceresino, CIMA
Partner                         Partner

[graph omitted]

                          AVERAGE ANNUAL TOTAL RETURN

                          PERIODS ENDED MARCH 31, 2001

                      1 Year .......................(45.49%)
                      Since Inception (5/1/96) .....  8.13%


               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND
          Value of $10,000 vs S&P 500 and Russell 1000 Growth Indexes

 DATE              FUND                S&P            RUSSELL 1000
 ----              ----                ---            ------------
 5/1/96           10,000              10,000              10,000
9/30/96           10,310              10,600              10,709
3/31/97           11,036              11,791              11,417
9/30/97           13,817              14,885              14,596
3/31/98           16,224              17,452              17,063
9/30/98           14,251              16,230              16,217
3/31/99           21,073              20,667              21,860
9/30/99           20,292              20,744              21,871
3/31/00           26,945              24,376              29,321
9/30/00           24,778              23,497              26,994
3/31/01           14,688              18,034              16,794

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 securities with higher price-to book ratiios and higher forecasted growth values. All indices are unmanaged and returns include reinvested dividends.




               Harris Bretall Sullivan & Smith Growth Equity Fund
                   SCHEDULE OF INVESTMENTS at March 31, 2001

Shares                                                                  Value
------                                                                  -----

COMMON STOCKS: 92.2%

BANKS: 2.9%
     10,000      Wells Fargo & Co.                                   $   494,700
                                                                     -----------
CAPITAL GOODS: 8.0%
     22,000      General Electric Corporation                            920,920
      8,000      Illinois Tool Works, Inc.                               454,720
                                                                     -----------
                                                                       1,375,640
                                                                     -----------

COMMUNICATION: 6.3%
     11,000      AOL Time Warner, Inc.*                                  441,650
     25,000      Cisco Systems, Inc.*                                    395,312
     14,000      JDS Uniphase Corporation*                               258,125
                                                                     -----------
                                                                       1,095,087
                                                                     -----------

CONSUMER CYCLICAL: 7.9%
     11,000      Costco Wholesale Corporation*                           431,750
     10,000      Home Depot, Inc.                                        431,000
     10,000      Wal-Mart Stores, Inc.                                   505,000
                                                                     -----------
                                                                       1,367,750
                                                                     -----------

CONSUMER SERVICES: 3.0%
     18,000      The Walt Disney Company                                 514,800
                                                                     -----------

DRUGS/BIOTECHNOLOGY: 10.7%
      8,000      Genentech, Inc.*                                        404,000
     23,000      Pfizer, Inc.                                            941,850
     14,000      Schering-Plough Corporation                             511,420
                                                                     -----------
                                                                       1,857,270
                                                                     -----------

ELECTRONICS: 2.7%
      6,500      Broadcom Corporation - Class A*                         187,850
     15,000      Solectron Corp.*                                        285,150
                                                                     -----------
                                                                         473,000
                                                                     -----------

FINANCIAL: 11.3%
      5,999      American International Group, Inc.                      482,920
     25,000      Charles Schwab Corp.                                    385,500
     11,999      Citigroup, Inc.                                         539,715
      6,500      Goldman Sachs Group, Inc.                               553,150
                                                                     -----------
                                                                       1,961,285
                                                                     -----------

Shares                                                                   Value
------                                                                   -----

HARDWARE: 4.4%
     13,000      EMC Corp.*                                          $   382,200
     25,000      Sun Microsystems, Inc.*                                 384,250
                                                                     -----------
                                                                         766,450
                                                                     -----------

HEALTHCARE: 2.5%
      5,000      Johnson & Johnson                                       437,350
                                                                     -----------

INSURANCE: 2.2%
      4,000      Marsh & McLennan Companies, Inc.                        380,120
                                                                     -----------

MEDIA: 1.5%
      6,000      Viacom, Inc. - Class B*                                 263,820
                                                                     -----------

PHARMACEUTICALS: 5.6%
      9,500      American Home Products Corp.                            558,125
      8,000      Pharmacia Corp.                                         402,960
                                                                     -----------
                                                                         961,085
                                                                     -----------

RETAIL - APPAREL: 1.4%
     10,000      The Gap, Inc.                                           237,200
                                                                     -----------

SEMICONDUCTOR: 11.1%
     14,000      Applied Materials, Inc.*                                609,000
     28,000      Intel Corp.                                             736,750
     10,000      PMC-Sierra, Inc.*                                       254,000
     10,000      Texas Instruments, Incorporated                         309,800
                                                                     -----------
                                                                       1,909,550
                                                                     -----------

SOFTWARE & SERVICES: 4.7%
     10,000      Microsoft Corporation*                                  546,875
     10,000      Siebel Systems, Inc.*                                   272,000
                                                                     -----------
                                                                         818,875
                                                                     -----------

TELECOMMUNICATIONS - EQUIPMENT: 1.6%
     20,000      Nortel Networks Corp.                                   281,000
                                                                     -----------

UTILITIES: 4.4%
     10,000      Qwest Communications International*                     350,500
      9,000      SBC Communications, Inc.                                401,670
                                                                     -----------
                                                                         752,170

                                                                     -----------

See accompanying Notes to Financial Statements.


               Harris Bretall Sullivan & Smith Growth Equity Fund
                    SCHEDULE OF INVESTMENTS at March 31, 2001

                                                                         Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
     (cost $20,138,001)                                              $15,947,152
                                                                     -----------


Principal
Amount                                                                   Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 7.7%
$ 1,323,000      Firstar Repurchase Agreement, 3.75%,
                    dated 3/30/2001, due 4/2/2001,
                    collateralized by $1,728,362 FHLMC, 6%,
                    due 3/15/2025 (proceeds $1,323,413)
                    (cost $1,323,000)                                  1,323,000
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
     (cost $21,461,001+):                     99.9%                   17,270,152
Other Assets less Liabilities:                 0.1%                       23,931
                                                                     -----------
NET ASSETS:                                  100.0%                  $17,294,083
                                                                     ===========

*Non-income producing security.

+ At March 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                       $ 1,659,035
Gross unrealized depreciation                                        (5,849,884)
                                                                    -----------
Net unrealized depreciation                                         $(4,190,849)
                                                                    ===========









See accompanying Notes to Financial Statements.



               Harris Bretall Sullivan & Smith Growth Equity Fund
             STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001


ASSETS
Investments in securities, at value (cost $21,461,001 ) ......     $ 17,270,152
Cash .........................................................              991
Receivables:
                Fund shares sold .............................           78,647
                Dividends and interest .......................            9,651
Prepaid expenses .............................................            8,938
                                                                   ------------
                        Total assets .........................       17,368,379
                                                                   ------------

LIABILITIES
Payables:
        Fund shares redeemed .................................           40,672
        Distribution fees ....................................            9,898
        Due to advisor .......................................            5,483
        Administration fees ..................................            2,712
Accrued expenses .............................................           15,531
                                                                   ------------
                Total liabilities ............................           74,296
                                                                   ------------

NET ASSETS ...................................................     $ 17,294,083
                                                                   ============

Net asset value, offering and redemption
     price per share ($17,294,083/1,313,321
     shares outstanding; unlimited number of
     shares authorized without par value) ....................     $      13.17
                                                                   ============

COMPONENTS OF NET ASSETS
Paid-in capital ..............................................     $ 21,503,226
Accumulated net realized loss on investments .................          (18,294)
Net unrealized depreciation on investments ...................       (4,190,849)
                                                                   ------------
                Net assets ...................................     $ 17,294,083
                                                                   ============

See accompanying Notes to Financial Statements.



               Harris Bretall Sullivan & Smith Growth Equity Fund
           STATEMENT OF OPERATIONS For the year ended March 31, 2001


INVESTMENT INCOME
Income
        Dividends ..................................................   $    131,464
        Interest ...................................................         40,407
                                                                       ------------
                Total income .......................................        171,871
                                                                       ------------

Expenses
        Advisory fees ..............................................        203,425
        Distribution fees ..........................................         67,808
        Administration fees ........................................         31,958
        Fund accounting fees .......................................         22,671
        Transfer agent fees ........................................         22,210
        Audit fees .................................................         14,846
        Reports to shareholders ....................................         12,785
        Custody fees ...............................................         11,505
        Trustee fees ...............................................          6,244
        Registration fees ..........................................          4,311
        Miscellaneous ..............................................          3,632
        Legal fees .................................................          3,102
        Insurance expense ..........................................          1,081
                                                                       ------------
                Total expenses .....................................        405,578
                Less: fees waived ..................................        (55,690)
                                                                       ------------
                Net expenses .......................................        349,888
                                                                       ------------
                        Net investment loss ........................       (178,017)
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments ...................................          7,273
Net unrealized depreciation on investments .........................    (14,891,226)
                                                                       ------------
        Net realized and unrealized loss on investments ............    (14,883,953)
                                                                       ------------
                Net decrease in net assets resulting from operations   $(15,061,970)
                                                                       ============


See accompanying Notes to Financial Statements


               Harris Bretall Sullivan & Smith Growth Equity Fund
      STATEMENT OF CHANGES IN NET ASSETS For the year ended March 31, 2001

                                                          Year Ended       Year Ended
                                                           March 31,        March 31,
                                                             2001              2000
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ...................................   $   (178,017)   $   (140,774)
Net realized gain on investments ......................          7,273       1,171,749
Net unrealized appreciation (depreciation)
        on investments ................................    (14,891,226)      4,859,300
                                                          ------------    ------------

        Net increase (decrease) in net assets resulting
                from operations .......................    (15,061,970)      5,890,275
                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain ................................       (338,437)     (1,307,471)
                                                          ------------    ------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
        in outstanding shares (a) .....................      2,229,826       8,764,845
                                                          ------------    ------------

                Total increase (decrease) in net assets    (13,170,581)     13,347,649
NET ASSETS
        Beginning of year .............................     30,464,664      17,117,015
                                                          ------------    ------------

        End of year ...................................   $ 17,294,083    $ 30,464,664
                                                          ============    ============

(a) A summary of capital share transactions is as follows:

                                        Year Ended                      Year Ended
                                      March 31, 2001                  March 31, 2000

                                --------------------------------------------------------
                                    Shares         Value          Shares         Value
                                    ------         -----          ------         -----


Shares sold                         364,807    $ 7,386,380        584,466    $12,532,016
Shares issued in reinvestment
        of distributions             16,422        305,455         54,627      1,195,782
Shares redeemed                    (311,988)    (5,462,009)      (240,814)    (4,962,953)

Net increase                         69,241    $ 2,229,826        398,279    $ 8,764,845



See accompanying Notes to Financial Statements.



               Harris Bretall Sullivan & Smith Growth Equity Fund
  FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period


                                                                                   5/1/96*
                                                    Year Ended March 31,           through
                                            2001      2000      1999      1998     3/31/97
-------------------------------------------------------------------------------------------

Net asset value, beginning of period      $ 24.49   $ 20.24   $ 16.20   $ 11.03   $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                         (0.14)    (0.11)    (0.08)    (0.02)     --
Net realized and unrealized
     gain (loss) on investments            (10.93)     5.60      4.77      5.20     1.04

Total from investment operations           (11.07)     5.49      4.69      5.18     1.04

Less distributions:
     From net investment income               --        --        --        --     (0.01)
     From net realized gain                 (0.25)    (1.24)    (0.65)    (0.01)     --

Total distribution                          (0.25)    (1.24)    (0.65)    (0.01)   (0.01)

Net asset value, end of period             $13.17   $ 24.49   $ 20.24   $ 16.20   $11.03

Total return                               (45.49)%   27.87%    29.88%    47.02%  10.36%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)        $17.3   $  30.5   $  17.1   $  12.0  $  3.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
     expenses absorbed                       1.49%     1.66%     1.95%     2.39%   4.97%**
After fees waived and
     expenses absorbed                       1.29%     1.29%     1.29%     1.29%   1.28%**
RATIO OF NET INVESTMENT LOSS TO
     AVERAGE NET ASSETS:
Before fees waived and
     expenses absorbed                      (0.86)%   (1.03)%   (1.19)%   (1.42)%  (3.69)%**
After fees waived and
     expenses absorbed                      (0.65)%   (0.66)%   (0.53)%   (0.31)%     --  **
Portfolio turnover rate                     41.47%    55.07%    52.77%     40.96%  14.62%+



*       Commencement of operations.
**      Annualized.
+       Not annualized.

               Harris Bretall Sullivan & Smith Growth Equity Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

        Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on May 1, 1996. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

         A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         B. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At March 31, 2001, the Fund had a capital loss carryforward of $170,744 which will expire in 2009.

         C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

               Harris Bretall Sullivan & Smith Growth Equity Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2001, the Fund decreased paid-in capital by $178,017 due to the Fund experiencing a net investment loss during the year. Accumulated net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         For the year ended March 31, 2001, Harris Bretall Sullivan & Smith L.L.C. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 2001, the Fund incurred $203,425 in advisory fees.

         The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.29% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2001, the Advisor waived fees of $55,690. At March 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $379,999. The Advisor may recapture $159,087 of the above amount no later than March 31, 2002, $165,222 no later than March 31, 2003 and $55,690 no later than March 31, 2004.

               Harris Bretall Sullivan & Smith Growth Equity Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate, with a minimum fee of $30,000:

         Under $25 million - 0.12% of average daily net assets

         $25 to $50 million - 0.07% of average daily net assets

         $50 to $100 million - 0.05% of average daily net assets

         Over $100 million - 0.03% of average daily net assets

         For the year ended March 31, 2001, the Fund incurred $31,958 in administration fees.

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 2001, the Fund paid to the Distributor $67,808.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 2001, were $13,881,114 and $11,294,236, respectively.

               Harris Bretall Sullivan & Smith Growth Equity Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

Harris Bretall Sullivan & Smith Growth Equity Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders of
Harris Bretall Sullivan & Smith Growth Equity Fund and the
Board of Trustees of Professionally Managed Portfolios

         We have audited the accompanying statement of assets and liabilities of Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Bretall Sullivan & Smith Growth Equity Fund as of March 31, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP
---------------------
Los Angeles, California
May 1, 2001

--------------------------------------------------------------------------------

                                    Advisor
                     HARRIS BRETALL SULLIVAN & SMITH L.L.C.
                         One Sansome Street, Suite 3300
                            San Francisco, CA 94104
                                 (415) 765-8300
                        Account Inquiries (800) 282-2340

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                         AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 17788-0132
                                 (800) 282-2340

                              Independent Auditors
                              ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA 90017


                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104


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This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, Equity Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.